_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 27, 2004

           Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-110187	43-1964014
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Other Events.1

Filed concurrently herewith under Form SE are certain materials (the “Computational  Materials”) furnished to the Registrant by Credit Suisse First Boston LLC, as representative of the several underwriters (the “Representative”), in respect of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A1, Class A2-A, Class A2-B, Class M1, Class M2, Class M3, Class B1, Class B2 and Class B3 (the “Certificates”).  The Certificates are being offered pursuant to a Prospectus Supplement dated August 18, 2004, and the related Prospectus dated April 7, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-110187) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Representative) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

 99.1

Computational Materials. (P)

 99.2

Computational Materials. (P)

 99.3

Computational Materials. (P)

 99.4

Computational Materials. (P)

 99.5

Computational Materials. (P)

 99.6

Computational Materials. (P)

 99.7

Computational Materials. (P)

 99.8

Computational Materials. (P)

 99.9

Computational Materials. (P)

99.10

Computational Materials. (P)

99.11

Computational Materials. (P)

99.12

Computational Materials. (P)

99.13

Computational Materials. (P)

99.14

Computational Materials. (P)

99.15

Computational Materials. (P)

99.16

Computational Materials. (P)

99.17

Computational Materials. (P)

99.18

Computational Materials. (P)

99.19

Computational Materials. (P)

99.20

Computational Materials. (P)

99.21

Computational Materials. (P)

99.22

Computational Materials. (P)

99.23

Computational Materials. (P)

99.24

Computational Materials. (P)

99.25

Computational Materials. (P)

99.26

Computational Materials. (P)

99.27

Computational Materials. (P)

99.28

Computational Materials. (P)

99.29

Computational Materials. (P)

99.30

Computational Materials. (P)

99.31

Computational Materials. (P)

99.32

Computational Materials. (P)

99.33

Computational Materials. (P)

99.34

Computational Materials. (P)

99.35

Computational Materials. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES
CORPORATION

By:

/s/ Stuart D. Marvin
Name:  Stuart D. Marvin
Title:    Executive Vice President

Dated: August 27, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

 99.1

Computational Materials

    P

 99.2

Computational Materials

    P

 99.3

Computational Materials

    P

 99.4

Computational Materials

    P

 99.5

Computational Materials

    P

 99.6

Computational Materials

    P

 99.7

Computational Materials

    P

 99.8

Computational Materials

    P

 99.9

Computational Materials

    P

99.10

Computational Materials

    P

99.11

Computational Materials

    P

99.12

Computational Materials

    P

99.13

Computational Materials

    P

99.14

Computational Materials

    P

99.15

Computational Materials

    P

99.16

Computational Materials

    P

99.17

Computational Materials

    P

99.18

Computational Materials

    P

99.19

Computational Materials

    P

99.20

Computational Materials

    P

99.21

Computational Materials

    P

99.22

Computational Materials

    P

99.23

Computational Materials

    P

99.24

Computational Materials

    P

99.25

Computational Materials

    P

99.26

Computational Materials

    P

99.27

Computational Materials

    P

99.28

Computational Materials

    P

99.29

Computational Materials

    P

99.30

Computational Materials

    P

99.31

Computational Materials

    P

99.32

Computational Materials

    P

99.33

Computational Materials

    P

99.34

Computational Materials

    P

99.35

Computational Materials

    P

Exhibit 99.1     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.2     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.3     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.4     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.5     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.6     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.7     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.8     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.9     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.10     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.11     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.12     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.13     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.14     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.15     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.16     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.17     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.18     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.19     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.20     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.21     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.22     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.23     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.24     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.25     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.26     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.27     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.28     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.29     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.30     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.31     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.32     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.33     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.34     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]

Exhibit 99.35     Computational Materials (P)

[Filed on Form SE pursuant to Rule 311(j)]